Prospectus Supplement dated Aug. 11, 2014
Prospectus Form #
Product Name	National	New York
RiverSource® Symphony Variable Annuity	S-6402 P (5/00)	S-6226 L (5/00)

This supplement describes proposed changes to certain investment options offered under certain variable annuity contracts (the “Contracts”). Please retain this supplement with your last printed Prospectus for future reference.

Effective on or about close of business December 5, 2014, ClearBridge Variable All Cap Value Portfolio – Class I will be reorganized into ClearBridge Variable Large Cap Value Portfolio- Class I (the “Acquiring Fund”).

Upon the reorganization, the ClearBridge Variable Large Cap Value Portfolio – Class I will be added as an investment option under your contract.

The following information has been added to the table under “Expense Summary — Annual Operating Expenses of the Funds” section of the prospectus:

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

	Management fees	Distribution and/or Service12b-1fees fees	Other expenses	Acquired fund fees and expenses**	Total annual expenses
ClearBridge Variable Large Cap Value Portfolio (Class I)	0.65%	—%	0.08%	—%	0.73%

The following information has been added to the table under “The Variable Account and the Funds” section of the prospectus:

Fund name	Investment Objective and Policies	Investment Adviser
ClearBridge Variable Large Cap Value Portfolio – Class I	Seeks long-term capital growth. Current income is a secondary consideration.	Legg Mason Partners Fund Advisor, LLC, adviser; ClearBridge Investments, LLC, sub-adviser. (Western Asset Management Company manages the Fund’s cash and short term investments.)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6402-1 A (8/14)